October 21, 1996



Kleinwort Benson Limited, as Agent
Wells Fargo Bank, National Association,
  as Administrative Agent
NatWest Bank N.A., as Co-Agent
c/o Kleinwort Benson Limited
20 Fenchurch Street
London EC3P 3DB
ENGLAND

         Re:      Third Amended and Restated Revolving Loan Agreement

Ladies and Gentlemen:

         As you have been advised, Health and Retirement Properties Trust ("HRP"), the Borrower under the Third Amended and Restated Revolving Loan Agreement, dated as of March 15, 1996 (the "Loan Agreement"), issued US$240,000,000 aggregate principal amount of convertible subordinated debentures on October 7, 1996. The Debentures consisted of three series: US$70,000,000 aggregate principal amount of 7.5% Convertible Subordinated Debentures due 2003, Series A (the "Series A Debentures"); US$130,000,000 aggregate principal amount of 7.5% Convertible Subordinated Debentures due 2003, Series B (the "Series B Debentures"), and US$40,000,000 aggregate principal of 7.25% Convertible Subordinated Debentures, due 2001 (the "7.25% Debentures"). The Debentures are subordinate to debt of HRP incurred under the Loan Agreement.

         The Series A Debentures mature on October 1, 2003 and the 7.25% Debentures mature on October 1, 2001, which in each case is more than three months after the Termination Date (as defined in the Loan Agreement), and neither such series of Debentures provides for required principal payments prior to maturity (other than by reason of an acceleration following default).

         The Series B Debentures were offered and sold outside of the United States pursuant to the provisions of Regulation S under the Securities Act of 1933, as amended. The Series B Debentures mature on October 1, 2003, which is more than three months after the Termination Date, and do not provide for required principal payments prior to maturity (other than by reason of an acceleration following default), except as follows: As is customary for debt offerings of this type in offshore transactions, the terms of the Series B Debentures provide that if (a) HRP


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Kleinwort Benson Limited, as Agent
Wells Fargo Bank, National Association,
  as Administrative Agent
NatWest Bank N.A., as Co-Agent
October 21, 1996
Page 2

determines that the payment of principal of, premium, if any, or interest on Series B Debentures in bearer form ("Bearer Debentures") or related coupons outside of the United States would under any United States law or regulation be subject to a certification, identification or information reporting requirements with regard to the nationality, residence or identity of the beneficial owner of Bearer Debentures or coupons who is a United States alien (other than such a requirement (i) that would not be applicable to a payment make by the Company or its paying agent (A) directly to the beneficial owner or (B) to any custodian, nominee or other agent of the beneficial owner, or (ii) that can be satisfied by the custodian, nominee or other agent certifying that the beneficial owner is a United States alien, provided in the cases referred to in clauses (i)(B) and
(ii) that payment to such a custodian, nominee or other agent is not otherwise subject to such requirement), and (b) either (i) the certification, identification or information reporting requirement cannot be fully satisfied by the payment of United States withholding, backup withholding or similar taxes or
(ii) the Company has not agreed to pay additional amounts that are necessary to "gross up" payments on the Bearer Debentures for such United States withholding, backup withholding or similar taxes, then HRP may be required to redeem the Bearer Debentures, in whole and not in part, at 100% of their principal amount, plus accrued and unpaid interest, less applicable withholding taxes plus any applicable additional payments (the "Contingent Tax Redemption").

         As discussed with the Agent, HRP requests that for purposes of Section 6.8(b) of the Loan Agreement, "the earliest date for any payment of principal or other settlement" of the Series B Debentures be deemed to be their October 1, 2003 maturity date, notwithstanding the Contingent Tax Redemption.

         HRP would appreciate your confirmation of its understanding as set forth above. Such confirmation will be considered by HRP to be effective as a written consent given pursuant to Section 10.6 of the Loan Agreement and, as such, will be considered to be effective when executed, in one or more counterparts, by the Majority Lenders and the Agent.

                                    Very truly yours,

                                    HEALTH AND RETIREMENT PROPERTIES
                                      TRUST



                                    By: /s/ Barry M. Portnoy
                                          Name:  Barry M. Portnoy
                                          Title:     Managing Trustee




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Kleinwort Benson Limited, as Agent
Wells Fargo Bank, National Association,
  as Administrative Agent
NatWest Bank N.A., as Co-Agent
October 21, 1996
Page 3

THE FOREGOING IS HEREBY CONFIRMED.

KLEINWORT BENSON LIMITED, as Agent and
as a Lender



By: /s/ Patrick F. Donelan
      Name:  Patrick F. Donelan
      Title: Director


WELLS FARGO BANK, NATIONAL
ASSOCIATION



By:
      Name:
      Title:


FLEET BANK, N.A. (formerly Natwest Bank N.A.)



By: /s/ W. Wakefield Smith
      Name: W. Wakefield Smith
      Title: Vice President


FLEET NATIONAL BANK (successor to Fleet Bank of Massachusetts)



By: /s/ Ginger Stolzenthaler
      Name: Ginger Stolzenthaler
      Title: Vice President

Kleinwort Benson Limited, as Agent
Wells Fargo Bank, National Association,
  as Administrative Agent
NatWest Bank N.A., as Co-Agent
October 21, 1996
Page 4

THE SUMITOMO BANK, LIMITED
Chicago Branch



By: /s/ Daniel G. Eastman
      Name: Daniel G. Eastman
      Title: Vice President and Manager

By: /s/ Alfred DeGemmis
      Name: Alfred DeGemmis
      Title: Vice President

MITSUI LEASING (USA) INC.



By: /s/ Seiichiro Nozaki
      Name: Seiichiro Nozaki
      Title: Senior Vice President


BANK HAPOALIM B.M.



By:
      Name:
      Title:

By:
      Name:
      Title:

Kleinwort Benson Limited, as Agent
Wells Fargo Bank, National Association,
  as Administrative Agent
NatWest Bank N.A., as Co-Agent
October 21, 1996
Page 5

DRESDNER BANK AG, New York Branch
and Grand Cayman Branch



By: /s/ Andrew P. Nesi
      Name: Andrew P. Nesi
      Title: Vice President

By: /s/ B. C. Erickson
      Name: B. C. Erickson
      Title: Vice President


CREDIT LYONNAIS Cayman Island
Branch



By: /s/ Farboud Tavangar
      Name: Farboud Tavangar
      Title: Authorized Signature


BANK OF MONTREAL



By: /s/ Irene M. Geller
      Name: Irene M. Geller
      Title: Director


RIGGS NATIONAL BANK



By: /s/ Craig Havard
      Name: Craig Havard
      Title: Vice President

Kleinwort Benson Limited, as Agent
Wells Fargo Bank, National Association,
  as Administrative Agent
NatWest Bank N.A., as Co-Agent
October 21, 1996
Page 6
VIA BANQUE



By: /s/ Christel Prot
      Name: Christel Prot
      Title: Sous Directeur


By: /s/ P. Arnoult
      Name: P. Arnoult
      Title: Directeur


DG BANK
Deutsche Genossenschafts Bank


By: /s/ Linda J. O'Connell
      Name: Linda J. O'Connell
      Title: Vice President


By: /s/ Wolfgang Bollman
      Name: Wolfgang Bollman
      Title: Senior Vice President


KEYBANK NATIONAL ASSOCIATION


By: /s/ Angela G. Mago
      Name: Angela G. Mago
      Title: Vice President